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                                                                      Exhibit 21

                        ICF KAISER INTERNATIONAL, INC.

                   9300 Lee Highway, Fairfax, Virginia 22031

                                (703) 934-3600

     ICF Kaiser International, Inc.'s consolidated subsidiaries at April 12, 1999, are listed below. Consolidated subsidiaries which are less than wholly owned are indicated by the ownership percentage figure in parentheses following the name of the consolidated subsidiary.

                                                                                 Jurisdiction
Consolidated Subsidiary                                                          of Formation
-------------------------                                                       --------------
I.   Clement International Corporation                                          Delaware
I.   Cygna Group, Inc.                                                          Delaware
  II.   Liability Risk Management, Inc.                                         California
I.   EDA, Incorporated                                                          Maryland
I.   HBG Hawaii, Inc.                                                           Delaware
I.   HBG International, Inc.                                                    Delaware
I.   ICF Consulting Group, Inc.                                                 Delaware
I.   ICF Incorporated                                                           Delaware
  II.   CF/EKO (63.0%)                                                          Russia
I.   ICF Information Technology, Inc.                                           Delaware
  II.   Phase Linear Systems Incorporated                                       Delaware
I.   ICF Kaiser Development Corporation, Inc.                                   Delaware
  II.   Global Trade & Investment, Inc.                                         Delaware
I.   ICF Kaiser Engineers Group, Inc.                                           Delaware
  II.   Henry J. Kaiser Company                                                 Nevada
  II.   ICF Kaiser Engineers, Inc.                                              Ohio
       III.   Henry J. Kaiser Company (Canada) Ltd.                             Canada
       III.   ICF Kaiser EFM Holdings, Inc.                                     Delaware
       III.   ICF Kaiser Engineers & Builders, Inc.                             Delaware
       III.   ICF Kaiser Engineers (California) Corporation                     Delaware
       III.   ICF Kaiser Engineers Corporation                                  New York
       III.   ICF Kaiser Engineers of Michigan, Inc.                            Michigan
       III.   ICF Kaiser International Planning & Design, Inc. (33 1/3%)        Pennsylvania
       III.   ICF Kaiser Overseas Engineering, Inc.                             Delaware
       III.   Kaiser Engineers Limited                                          United Kingdom
          IV.   Kaiser Engineers Technical Services Limited (80%)               Cyprus
       III.   Kaiser Engineers and Constructors, Inc.                           Nevada
          IV.   ICF Kaiser Engenharia e Participacoes Ltda. (99.9%)             Brazil
             V.   ICF Kaiser Construcoes e Engenharia Ltda (99.989%)            Brazil
          IV.   ICF Pty. Ltd. (50%)                                             Australia
          IV.   Kaiser Engineers Limited (0.02%)                                U.K.
          IV.   Kaiser Engenharia S.A. (50%)                                    Portugal
             V.   ICF Kaiser Construcoes e Engenharia Ltda (0.01%)              Brazil
          IV.    Kaiser Engineers (NZ) Ltd (1%)                                 New Zealand
          IV.   Kaiser Engineers Pty. Ltd. (50%)                                Australia
             V.   KWA Kenwalt (50%)                                             Australia
             V.   ICF Kaiser Aluterv KFT                                        Hungary


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
                                                                         Jurisdiction
Consolidated Subsidiary                                                  of Formation
-------------------------                                                --------------
          V.   ICF Kaiser Engineers Asia Pacific Pty Ltd                  Australia
          V.   ICF Kaiser Engineers (Hong Kong) Ltd                       Hong Kong
          V.   ICF Kaiser Engineers (Singapore) Pte Ltd                   Singapore
          V.   Kaiser Engineers (NZ) Limited (99%)                        New Zealand
    III.   Kaiser Engineers International, Inc.                           Nevada
        IV.   ICF Pty. Ltd. (50%)                                         Australia
        IV.   ICF Kaiser Engenharia e Participacoes Ltda.(0.1%)           Brazil
        IV.   ICF Kaiser Panama S.A.                                      Panama
        IV.   Kaiser Engenharia S.A. (50%)                                Portugal
        IV.   Kaiser Engineers Pty. Ltd. (50%)                            Australia
    III.   Kaiser Engineers Limited (99.98%)                              U.K.
        IV.   Kaiser Engineers Technical Services Limited (80%)           Cyprus
        IV.   Kaiser Engineers (UK) Limited (50%)                         U.K.
    III.   Kaiser Engineers (UK) Limited (50%)                            U.K.
        IV.   Kaiser Engineers Technical Services Limited (20%)           Cyprus
    III.   KE Services Corporation                                        Delaware
    III.   Kaiser Engenharia e Constructoes Limitada                      Brazil
  II.  International Waste Energy Systems, Inc.                           Delaware
  II.  KE Livermore, Inc.                                                 Delaware
I.   ICF Kaiser Engineers Massachusetts, Inc.                             Delaware
I.   ICF Kaiser Engineers Pacific, Inc.                                   Nevada
I.   ICF Kaiser Europe, Inc.                                              Delaware
I.   ICF Kaiser / Georgia Wilson, Inc.                                    Delaware
I.   ICF Kaiser Government Programs, Inc.                                 Delaware
  II.   Kaiser-Hill Company, LLC (50%)                                    Colorado
    III.   Kaiser-Hill Funding Company, L.L.C. (98%)                      Delaware
  II.   Kaiser-Hill Funding Company, L.L.C. (1%)                          Delaware
I.   ICF Kaiser Hanford Company                                           Delaware
I.   ICF Kaiser Holdings Unlimited, Inc.                                  Delaware
  II.   American Venture Investments Incorporated                         Delaware
    III.   American Venture Holdings, Inc.                                Delaware
  II.   Cygna Consulting Engineers and Project Management, Inc.           California
  II.   Excell Development Construction, Inc.                             Delaware
  II.   ICF Kaiser DPI Holding Co., Inc.                                  Delaware
  II.   ICF Kaiser Engineers Eastern Europe, Inc.                         Delaware
    III.   ICF Kaiser Netherlands B.V. (10%)                              Netherlands
  II.   ICF Kaiser Hunters Branch Leasing, Inc.                           Delaware
  II.   ICF Kaiser Netherlands B.V. (90%)                                 Netherlands
  II.   ICF Leasing Corporation, Inc.                                     Delaware
I.   ICF Kaiser Servicios Ambientales, S.A. de C.V. (66 2/3%)             Mexico
I.   ICF Kaiser Technology Holdings, Inc.                                 Delaware
  II.   ICF Kaiser Advanced Technology, Inc.                              Idaho
    III.   ICF Kaiser Advanced Technology of New Mexico, Inc.             New Mexico
I.   ICF Resources Incorporated                                           Delaware
  II.   ICF R G.P. No. 1, Inc.                                            Delaware

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
                                                                      Jurisdiction
Consolidated Subsidiary                                               of Formation
-------------------------                                             -------------
  II.   Public/Private Policy Analysis, Inc.                          Delaware
I.   Monument Select Insurance Company                                Vermont
I.   Systems Applications International, Inc.                         Delaware
I.   The K.S. Crump Group, Inc.                                       Delaware
I.   Tudor Engineering Company                                        Delaware
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